Ivy Funds

Supplement dated April 30, 2018 to the

Ivy Funds Statement of Additional Information

dated July 5, 2017

as supplemented July 14, 2017, August 18, 2017, September 29, 2017, November 22, 2017, November 28, 2017, January 12, 2018, February 26, 2018, April 12, 2018 and April 13, 2018

Effective September 4, 2018, Stanley J. Kraska of LaSalle Investment Management Securities, LLC will no longer serve as a co-portfolio manager of Ivy LaSalle Global Real Estate Fund or Ivy LaSalle Global Risk-Managed Real Estate Fund. Accordingly, all references and information related to Mr. Kraska will be deleted in their entirety as of that date.

Effective immediately, the following replaces the third sentence of the first paragraph in the “The Funds, Their Investments, Related Risks and Restrictions” section on page 4:

Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act), except for Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund and Ivy Science and Technology Fund.

Effective immediately, the following replaces the second sentence of the first paragraph in the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions” section on page 49:

Each of the Funds (other than Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund and Ivy Science and Technology Fund) is “diversified” as defined in the 1940 Act.

Effective immediately, the following replaces the first sentence of the first paragraph in the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions” section on page 50:

Each of Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund and Ivy Science and Technology Fund is “non-diversified” as defined in the 1940 Act.

Effective immediately, the following replaces the first paragraph in the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-Fundamental Investment Restrictions — 8. Diversification” section on page 53:

For each Fund (other than Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund and Ivy Science and Technology Fund), except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Supplement	Statement of Additional Information	1